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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 21, 1998


                                    333-07543
                            (Commission File Number)


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                           DESSAUER GLOBAL EQUITY FUND
             (Exact name of registrant as specified in its charter)


          Delaware                                     954589625
  (State of Incorporation)                           (IRS Employer
                                                 Identification Number)


                                5 Bay State Court
                                  P.O. Box 1689
                                Orleans, MA 02653
              (Address of registrant's principal executive office)


                                 (508) 255-1651
                         (Registrant's telephone number)


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ITEM 5.      OTHER EVENTS

        a) On January 21, 1998, Guinness Flight Investment Management Limited ("Guinness Flight") resigned as co-manager of the Dessauer Global Equity Fund (the "Fund"). As co-manager of the Fund, Guinness Flight had been responsible for managing the portion of the Fund's assets allocated to Asia and Japan. Management of the Fund's assets will now be the sole responsibility of Dessauer & McIntyre Asset Management, Inc. ("Dessauer"). The allocation committee, which had consisted of representatives of Dessauer and Guinness Flight who were responsible for allocating the Fund's assets among the markets in which it could invest, has been disbanded as of the date of Guinness Flight's resignation. On January 21, 1998, the Fund issued a press release with respect to the change in management, the text of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

        b) On January 21, 1998, Mr. James J. Atkinson, Jr. and Mr. Geoffrey O. Lubbock resigned as trustees of the Fund.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c) Exhibits.

Exhibit Number                                    Title
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     99                       Press Release, dated January 21, 1998, of the Fund



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DESSAUER GLOBAL EQUITY FUND



                                            By:   THOMAS P. MCINTYRE
                                                  --------------------------
                                                  Name:   Thomas P. McIntyre
                                                  Title:  President


                                            Date: February 2, 1998




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                                  Exhibit Index



Exhibit Number                        Title                                Page
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     99              Press Release, dated January 21, 1998, of the Fund